MMA Praxis International Index Fund
Class I Shares (MPLIX)

Summary Prospectus	MMA ®
January 3, 2011	Stewardship Solutions

Before you invest, you may want to review the MMA Praxis International Index Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus, dated January 3, 2011, and statement of additional information, dated January 3, 2011 as amended from time to time, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.mmapraxis.com.  You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to memberinfor@mma-online.org.

Investment Objectives

The MMA Praxis International Index Fund (the “Fund”) seeks to capture the investment performance of international developed and emerging markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution and Service (12b-1) fees	None
Other Expenses [1]	0.36%
Total Annual Fund Operating Expenses	0.96%

1 Other Expenses are based on estimated fees and expenses for the year ending December 31, 2011.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$98	$306

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  The Fund will not report a turnover rate until the end of the current fiscal year.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States.  The fund seeks to generate performance that reflects the performance of a broad representation of both foreign developed and emerging equity markets as measured by the MSCI All Country World ex US Index.  The Sub-advisor uses proprietary optimization techniques to select securities according to their contribution to the fund’s overall objective and may also manage the portfolio with the goal of minimizing taxable distributions.

Stewardship Investing  The Fund analyzes potential investments for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship
Companies failing to meet minimum standards in one or more of these areas will be restricted from inclusion in the fund.

The Fund will also engage in shareholder advocacy, through proxy voting and corporate engagement where possible, and may invest up to 3% of Fund assets in high social impact, below-market investments.

Principal Investment Risks

Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Some of the Fund’s holdings may underperform its other holdings.  Because the Fund invests primarily in foreign securities, it is subject to the additional risks presented by foreign investments, such as changes in currency exchange rates, a lack of adequate company information and political instability.

This Fund will not be appropriate for anyone:
•	Pursuing a short-term goal or investing emergency reserves
•	Seeking safety of principal
•	Seeking a stable share price

FUND PERFORMANCE

The Fund’s performance information is only shown when the Fund has had a full calendar year of operations.  Since the Fund has not had a full year calendar year of operations, there is no performance information included in this Prospectus.

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Investment Sub-Adviser

Aperio Group serves as the investment sub-adviser to the Fund.

Portfolio Manager

Ran Leshem, Head of Portfolio Management and Operations and Patrick Geddes, Chief Investment Officer and Director of Quantitative Research have managed the Fund since its inception.

INVESTING IN THE FUND

PURCHASE AND SALE OF FUND SHARES

Purchasing Fund Shares.  The minimum initial investment for a Fund Class I shares generally is $1,000,000.  There is no minimum requirement for subsequent investments in a Fund Class I shares.  You generally may buy shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).  BHIL Distributors, Inc. (“BHIL” or the “Distributor”) has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund (the “Authorized Broker-Dealer”).  If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary receives it in proper form.  Contact your broker to determine whether it has an established relationship with the Distributor.

Selling Fund Shares.  In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, Ohio 45201-5356;

•	Via overnight service by calling 1-800-977-2947 for instructions; or

•	Via wire transfer, if you have elected that option on your application, by calling 1-800-977-2947.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as either ordinary income or capital gains and you will generally have to pay federal income tax on the Funds distributions unless you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.